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                           Hyperion Partners II L.P.
                           50 Charles Lindbergh Blvd.
                                   Suite 500
                           Uniondale, New York  11553


                                        May 30, 1996

Transworld Home HealthCare, Inc.
11 Skyline Drive
Hawthorne, New York  10532

Gentlemen:

        Reference is made to the $10,000,000 Subordinated Note dated January 10, 1996, as amended on February 16, 1996, made by Transworld Home HealthCare, Inc. in favor of Hyperion Partners II L.P. (the "Subordinated Note").

        You are today paying to us all of the interest accrued on the Subordinated Note through the date hereof. This will confirm our agreement that the Subordinated Note shall be amended so that interest shall accrue on the principal amount of the Subordinated Note from the date hereof (computed with monthly compounding and on the basis of a 360-day year of twelve, 30-day months) at the rate of 12% per annum (but in no event to exceed the maximum rate permitted under applicable provisions of law); provided, however, that from and after the earlier to occur of October 10, 1996 and an Event of Default, interest shall accrue at the rate of 20% per annum (but in no event to exceed the maximum rate permitted by applicable provisions of law).

        Except as amended hereby the Subordinated Note is, and shall remain, in full force and effect.

                                        Very truly yours,

                                        Hyperion Partners II L.P.

                                        By: Hyperion Ventures II L.P.,
                                            its general partner

                                        By: Hyperion Funding II Corp.,
                                            its general partner

                                            By: /s/ Scott A. Shay
                                                -------------------------------
                                               Name: Scott A. Shay
                                                     --------------------------
                                               Title: Executive Vice President
                                                      -------------------------

Accepted and Agreed to:

Transworld Home HealthCare, Inc.

By: /s/ Wayne A. Palladino
    -----------------------------
   Name: Wayne A. Palladino
         ------------------------
   Title: Chief Financial Officer
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